                                                                EXHIBIT (16)(d)


                                  VALUE FUND

                                CLASS A SHARES

         TOTAL RETURN CALCULATION FROM INCEPTION THROUGH JUNE 30, 1996

                                                                       n
Formula                                                          P(1+T)   =  ERV

Including Payment of the Sales Charge
Net Asset Value                                                $   11.40
Initial Investment                                             $1,000.00  =  P
Ending Redeemable Value                                        $1,064.46  =  ERV
Period From Inception to 06/30/96                                    .51  =  n

TOTAL RETURN FOR THE PERIOD                                       13.03%  =  T


Excluding Payment of the Sales Charge
Net Asset Value                                                $   11.40
Initial Investment                                             $1,000.00  =  P
Ending Redeemable Value                                        $1,140.00  =  ERV
Period From Inception to 06/30/96                                    .51  =  n

TOTAL RETURN FOR THE PERIOD                                       29.29%  =  T


              NON-STANDARDIZED CUMULATIVE TOTAL RETURN CALCULATION
                        INCEPTION THROUGH JUNE 30, 1996

Formula                                                        ERV - P
                                                               -------
                                                                  P       =  T

Including Payment of the Sales Charge
Net Asset Value                                                $   11.40
Initial Investment                                             $1,000.00  =  P
Ending Redeemable Value                                        $1,064.46  =  ERV

TOTAL RETURN FOR THE PERIOD                                        6.45%  =  T


Excluding Payment of the Sales Charge
Net Asset Value                                                $   11.40
Initial Investment                                             $1,000.00  =  P
Ending Redeemable Value                                        $1,140.00  =  ERV

TOTAL RETURN FOR THE PERIOD                                       14.00%  =  T

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                                   VALUE FUND
                                 CLASS B SHARES


         TOTAL RETURN CALCULATION FROM INCEPTION THROUGH JUNE 30, 1996
                                                                       n
Formula                                                          P(1+T)   =  ERV

Including Payment of the CDSC
Net Asset Value                                                $   11.40
Initial Investment                                             $1,000.00  =  P
Ending Redeemable Value                                        $1,100.00  =  ERV
Period From Inception to 06/30/96                                    .51  =  n

TOTAL RETURN FOR THE PERIOD                                       20.55%  =  T


Excluding Payment of the CDSC
Net Asset Value                                                $   11.40
Initial Investment                                             $1,000.00  =  P
Ending Redeemable Value                                        $1,140.00  =  ERV
Period From Inception to 06/30/96                                    .51  =  n

TOTAL RETURN FOR THE PERIOD                                       29.29%  =  T


              NON-STANDARDIZED CUMULATIVE TOTAL RETURN CALCULATION
                        INCEPTION THROUGH JUNE 30, 1996

Formula                                                        ERV - P
                                                               -------
                                                                  P       =  T

Including Payment of CDSC
Net Asset Value                                                $   11.40
Initial Investment                                             $1,000.00  =  P
Ending Redeemable Value                                        $1,100.00  =  ERV

TOTAL RETURN FOR THE PERIOD                                       10.00%  =  T


Excluding Payment of CDSC
Net Asset Value                                                $   11.40
Initial Investment                                             $1,000.00  =  P
Ending Redeemable Value                                        $1,140.00  =  ERV


TOTAL RETURN FOR THE PERIOD                                       14.00%  =  T






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                                  VALUE FUND

                                CLASS C SHARES

         TOTAL RETURN CALCULATION FROM INCEPTION THROUGH JUNE 30, 1996
                                                                       n
Formula                                                          P(1+T)   =  ERV

Including Payment of the CDSC
Net Asset Value                                                $   11.40
Initial Investment                                             $1,000.00  =  P
Ending Redeemable Value                                        $1,130.00  =  ERV
Period From Inception to 06/30/96                                    .51  =  n

TOTAL RETURN FOR THE PERIOD                                       27.08%  =  T

Excluding Payment of the CDSC
Net Asset Value                                                $   11.40
Initial Investment                                             $1,000.00  =  P
Ending Redeemable Value                                        $1,140.00  =  ERV
Period From Inception to 06/30/96                                    .51  =  n

TOTAL RETURN FOR THE PERIOD                                       29.29%  =  T

              NON-STANDARDIZED CUMULATIVE TOTAL RETURN CALCULATION
                        INCEPTION THROUGH JUNE 30, 1996

Formula                                                        ERV - P
                                                               -------
                                                                  P       =  T

Including Payment of CDSC
Net Asset Value                                                $   11.40
Initial Investment                                             $1,000.00  =  P
Ending Redeemable Value                                        $1,130.00  =  ERV

TOTAL RETURN FOR THE PERIOD                                       13.00%  =  T


Excluding Payment of CDSC
Net Asset Value                                                $  11.40
Initial Investment                                             $1,000.00  =  P
Ending Redeemable Value                                        $1,140.00  =  ERV

TOTAL RETURN FOR THE PERIOD                                       14.00%  =  T